UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 22, 2005


                                Datigen.com, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                      Utah
             ------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


            0-26027                                  87-0626333
    (Commission File Number)              (IRS Employer Identification No.)


                                207 Piaget Avenue
                                Clifton, NJ 07011
             ------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (973) 340-6000
             ------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

Datigen.com, Inc. (the "Registrant") is continuing to raise capital through a private placement of units (the "Units") for $0.20 per Unit. Each Unit consists of one share of common stock, one Class A warrant giving the holder the right to purchase 1 share of stock at $0.45, which is exercisable for 1 year from the date of issuance, and one Class B warrant giving the holder the right to purchase 1 share of stock for $0.75, which is exercisable for 3 years from the date of issuance (the "Placement"). As of August 23, 2005, the Registrant has received in cash an aggregate of $1,866,731.90 as consideration for the sale of 8,677,500 units and an additional 866,666 shares which were sold in a private placement of common shares for $0.15 per share.

The Placement is being made pursuant to Regulation S promulgated by the Securities and Exchange Commission. The Registrant did not make any offers in the United States, each of the purchasers was outside the United States, and there were no selling efforts in the United States. Commissions in connection with the Placement were paid to non-US persons.

For all the terms and conditions of the subscription agreements, the Class A Warrants, and the Class B Warrants executed in connection with the Placement, reference is hereby made to the forms of such agreements, which are annexed as exhibits to the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on April 22, 2005. All statements made herein concerning the Placement is qualified by references to said exhibits.

Section 8 - Other Events

Item 8.01 Other Events.

A special meeting (the "Meeting") of the shareholders of the Registrant was held on August 22, 2005. At the Meeting, the shareholders approved the change of the Registrant's state of incorporation from Utah to Nevada by the merger of the Registrant with and into its wholly owned subsidiary, Smart Energy Solutions, Inc., a Nevada corporation. The shareholders also authorized the differences between the Articles of Incorporation of Smart Energy Solutions, Inc. and the Certificate of Incorporation of the Registrant, including the following:


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(1)   Change in the  Registrant's  name from  Datigen.com,  Inc. to Smart Energy
      Solutions, Inc.;
(2) Increase in the number of shares of the authorized common stock of the Registrant from 50,000,000 to 500,000,000 shares of common stock;
(3)   Authorization of a class of 1,000,000 million shares of preferred stock;
(4) Elimination the personal liability of the members of the Board to the fullest extent permitted by the General Corporation Law of Nevada;
(5) The mandatory indemnification of the members of the Board to the fullest extent permitted by the General Corporation Law of Nevada;
(6) Change in the size of the Board of Directors to a minimum of one director and a maximum of nine directors;
(7) Broadening of the purpose of the Registrant to permit it to engage in any lawful activity; and
(8) Change in the number of shares required to call special shareholders' meetings from ten percent to a majority of the outstanding shares of the capital stock of the Registrant.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of business acquired.       Not applicable

(b) Pro forma financial information.                 Not applicable

(c) Exhibits                                         Not applicable


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DATIGEN.COM, INC.


                                       By:    /s/ Edward Braniff
                                              ----------------------------------
                                       Name:  Edward Braniff
                                       Title: Chief Financial Officer

Date: August 25, 2005


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